UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 18, 2008

CANYON RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11887	84-0800747
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14142 Denver West Parkway, Suite 250
Golden, Colorado 80401
(Address of principal executive offices) (Zip Code)

(303) 278-8464
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	OTHER EVENTS.

On March 19, 2008, Canyon Resources Corporation, a Delaware corporation ("Canyon") and Atna Resources Ltd., a corporation incorporated under the laws of the Province of British Columbia ("Atna") announced that they had as of March 18, 2008, closed the previously announced merger of Arizona Acquisition Ltd. ("MergerCo”), a wholly-owned subsidiary of Atna, with and into Canyon. In connection with the closing, Canyon common stock has been converted into the right to receive 0.32 Atna common shares. Canyon's common stock will no longer trade on AMEX after the close of business on March 18, 2008. A copy of the press release announcing the closing of the merger is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

99.1	Atna Resources Ltd. and Canyon Resources Corporation news release dated March 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANYON RESOURCES CORPORATION

Date: March 19, 2008	By:	/s/ David P. Suleski
David P. Suleski
Vice President and Chief Financial Officer

Exhibit Index

99.1	Atna Resources Ltd. and Canyon Resources Corporation news release dated March 19, 2008.